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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                         August 4, 2006 (August 4, 2006)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)


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         DELAWARE                    0-23317                  06-1411336
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 (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.                 FINANCIAL INFORMATION

Item 2.02.                 Results of Operations and Financial Condition

On August 4, 2006, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the Second Quarter ended June 30, 2006.

A copy of the Company's press release is attached hereto as Exhibit 99.1.



SECTION 9.                 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                 Financial Statements and Exhibits.

(c)      Exhibits

       Exhibit Number        Description
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           99.1 Press Release issued by Gene Logic Inc. dated August 4, 2006 with respect to Second Quarter 2006 financial results.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Gene Logic Inc.


                                               By:  /s/ Philip L. Rohrer Jr.
                                                    ------------------------
                                                       Philip L. Rohrer, Jr.
                                                       Chief Financial Officer


Dated:  August 4, 2006

                                  EXHIBIT INDEX



Exhibit Number               Description
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         99.1 Press Release issued by Gene Logic Inc. dated August 4, 2006 with respect to Second Quarter 2006 financial results.